Intangible Assets - Schedule of Expected Future Amortization Expense for Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2023	$ 15,733
2024	14,929
2025	11,731
2026	11,470
2027	11,091
Thereafter	41,142
Intangible assets, Net Carrying Amount	$ 106,096	$ 117,729